                                                                   Exhibit 23.1

            CONSENT OF DELOITTE & TOUCHE LLP, INDEPENDENT AUDITORS

   We consent to the incorporation by reference in Registration Statement Nos. 333-90479 and 333-42706 of Alteon WebSystems, Inc. on Form S-8 of our reports dated July 19, 2000 (July 28, 2000 as to Note 15), appearing in this Annual Report on Form 10-K of Alteon WebSystems, Inc. for the year ended June 30, 2000.

/s/ Deloitte & Touche LLP

San Jose, California
August 11, 2000